SPDR® S&P 1500 Momentum Tilt ETF
Summary Prospectus-October 31, 2014
(as supplemented February 3, 2015)
MMTM
(NYSE Ticker)
Before you invest in the SPDR® S&P 1500 Momentum Tilt ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2014, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=MMTM.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR S&P 1500 Momentum Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting price momentum.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of the Fund's Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees[1]	0.00%
Other expenses	0.00%
Total annual Fund operating expenses[2]	0.12%
[1]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund's Board of Trustees has determined that no such payments will be made through at least October 31, 2015.
[2]	The Fund's Total annual Fund operating expenses have been restated to reflect a reduction in the Fund's Management fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
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The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 1500 Positive Momentum Tilt Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).
The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively high momentum are overweight relative to the S&P Composite 1500 Index and stocks with relatively low momentum are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. A “momentum” style of investing emphasizes investing in securities that have had higher recent price performance compared to other securities. In constructing the Index, S&P Dow Jones Indices LLC (“Index Provider”) estimates the momentum of each stock in the S&P Composite 1500 Index based on its price performance over the 11 months ending one month before the index rebalancing date, and ranks all 1,500 Index constituents in order of momentum. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by momentum. S&P defines a sub-portfolio allocation factor so that a sub-portfolio with relatively high momentum will have a higher allocation factor than a sub-portfolio with relatively low momentum. The weight of each stock in the Index is proportionate to its market capitalization and to its sub-portfolio allocation factor. The Index is rebalanced quarterly on or about the end of January, April, July, and October. As of September 30, 2014 there were approximately 1,493 securities in the Index.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. The Fund's Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.
Index Construction Risk: A stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the Fund's holdings may not exhibit returns consistent with that factor trait.
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Momentum Risk: The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from period to period. To the extent the Fund invests a substantial portion of its assets in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments. Additionally, the Fund's performance may be more volatile when the Fund's investments are less diversified across sectors.
Equity Securities Risk: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.
Non-Diversified Investment Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.
FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 10.75% (Q4, 2013)
Lowest Quarterly Return: 2.46% (Q2, 2013)
*	As of September 30, 2014, the Fund's Calendar Year-To-Date return was 6.78%.
AVERAGE Annual Total Returns (for periods ending 12/31/13)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (10/24/12)
Return Before Taxes	33.22%	28.37%
Return After Taxes on Distributions	32.47%	27.57%
Return After Taxes on Distributions and Sale of Fund Shares	19.06%	21.47%
S&P 1500 Positive Momentum Tilt Index (Index returns reflect no deduction for fees, expenses or taxes)	33.84%	29.06%
Portfolio Management
Investment Adviser
SSgA FM serves as the investment adviser to the Fund.
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Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily, John Tucker and Karl Schneider.
Mike Feehily, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 2010.
John Tucker, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.
Karl Schneider, CAIA, is a Vice President of the Adviser. He joined the Adviser in 1996.
PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000  Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
MMTMSUMPRO
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